Exhibit 99.1

FOR IMMEDIATE RELEASE

American Fusion Inc. (OTC: AMFN) Appoints John Gerdin to Board of Directors as Independent Director and Strategic Advisor

Veteran International Finance and Capital Markets Executive Brings Nearly Three Decades of Cross-Border Advisory and Public Markets Experience

SOUTHLAKE, Texas, Aug. 10, 2026 (GLOBE NEWSWIRE) -- American Fusion Inc. (OTC: AMFN) ("American Fusion" or the "Company"), developer of the proprietary Texatron™ Fusion Engine™, announced today that John Gerdin has been appointed to the Company’s Board of Directors as an Independent Director and will additionally serve as a Strategic Advisor. In his advisory capacity, Mr. Gerdin is expected to provide guidance on corporate finance, international capital markets, strategic partnerships, and long-term corporate development as the Company continues advancing the Texatron™ Fusion Engine™ program.

Mr. Gerdin brings approximately nearly three decades of experience in international finance, financial structuring, and cross-border advisory work spanning Europe, Asia, and North America. Over the course of his career he has worked with emerging growth companies, institutional investors, family offices, and private banking clients, and has advised on capital formation and financial structuring matters for private companies.

Mr. Gerdin’s advisory work has centered on the technology and mining sectors, including the evaluation of technology companies at the research and development stage across European, Asian, and North American markets. American Fusion believes this experience assessing early-stage technology platforms is relevant to the Company’s position as it advances the Texatron™ Fusion Engine™ through its engineering and testing program.

Mr. Gerdin’s more recent professional roles include serving as Head of International Business and Growth at Recon Group AI since 2023 and as a Senior Consultant to Kepler Aerospace, an aerospace and defense technology company, from 2015 to 2025. He has also served as a Portfolio Advisor with Belmont Equity, First Swiss, and Strategic Capital Partners, each based in Zurich, Switzerland. In addition, Mr. Gerdin has assisted clients in establishing private banking relationships through financial institutions in Switzerland and Liechtenstein, providing wealth advisory and international financial structuring services. Additional professional background on Mr. Gerdin is available at: https://www.linkedin.com/in/john-gerdin-4881b5164/

As an Independent Director, Mr. Gerdin is expected to contribute to Board oversight in the areas of corporate governance, corporate finance, capital formation, and long-term business strategy. The Board has reviewed Mr. Gerdin’s outside affiliations and has determined that he meets the criteria for independence under the standards the Company has adopted for Board service. American Fusion believes his appointment adds financial and capital markets depth to the Board as the Company continues to build the corporate infrastructure intended to support the future commercialization of the Texatron™ platform.

The Company is concurrently working to expand its capabilities in institutional investor relations, international strategic partnerships, corporate finance, capital markets planning, corporate governance, and global business development as its engineering and testing programs advance. American Fusion believes Mr. Gerdin’s international financial experience and relationships throughout Europe, Asia, and North America may assist the Company in broadening its engagement with prospective investors and strategic partners.

The Company also believes the long-term addressable market for distributed, behind-the-meter clean electricity extends well beyond the United States, with potential future demand from artificial intelligence data centers, hospitals, industrial manufacturers, defense installations, mining operations, utilities, water infrastructure, and other critical national infrastructure. The Texatron™ Fusion Engine™ remains in development, is not commercially available, and no assurance can be given that the Company will achieve commercialization or address any of these markets.

Brent Nelson, Executive Chairman of American Fusion, commented: “We are pleased to welcome John Gerdin to American Fusion as an Independent Director and Strategic Advisor. His experience across international finance, financial structuring, cross-border advisory work, and the evaluation of early-stage technology companies makes him a strong addition to our Board and to our advisory team.”

Nelson continued: “As we continue strengthening American Fusion’s corporate foundation, including our stated objective of progressing to the OTCQB Market and our longer-term objective of qualifying for a national or regional exchange listing, John’s international experience should be a valuable resource. Any such transition remains subject to satisfying applicable listing standards, regulatory requirements, and market conditions, and no assurance can be given that the Company will qualify for or complete any uplisting.”

John Gerdin stated: “American Fusion represents one of the most compelling advanced-energy opportunities I have encountered during my career. The combination of breakthrough engineering, disciplined intellectual property development, strong corporate leadership, and an ambitious long-term commercialization strategy creates a unique platform for growth. I am honored to join the Board of Directors and serve as a Strategic Advisor, and I look forward to helping the Company build relationships with investors and strategic partners throughout Europe, Asia, and North America as American Fusion continues executing its vision.”

About American Fusion Inc.

American Fusion Inc. (OTC: AMFN) is an advanced energy platform company focused on the development and commercialization of next-generation fusion energy technologies. The Company is advancing the Texatron™ Fusion Engine™ aneutronic fusion platform, designed for modular, infrastructure-grade deployment across industrial, commercial, defense and grid-constrained applications. The Texatron™ Fusion Engine™ is designed to utilize two non-radioactive fuels in an aneutronic fusion process. American Fusion incorporates radiation detection and diagnostic instrumentation throughout its engineering and testing program and, to date, no measurable radiation has been detected during the Company’s testing activities.

The Company’s development strategy emphasizes system-level engineering, disciplined intellectual property protection, and scalable architectures intended to support long-term commercial operation, while maintaining a focus on capital discipline and transparent corporate governance.

For more information about American Fusion and its Texatron™ platform, please visit: americanfusionenergy.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding the Company’s plans, objectives, expectations, and intentions relating to technology development and commercialization, system integration and testing activities, patent filings, regulatory initiatives, financing activities, SEC registration and reporting matters, exchange uplisting initiatives, future business operations, and related matters.

Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “will,” and similar expressions are intended to identify forward-looking statements. These statements are based on current expectations and assumptions and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied, including risks related to technology development, testing outcomes, intellectual property protection, regulatory approvals, financing availability, litigation matters, SEC reporting timelines, exchange requirements, market conditions, and other factors beyond the Company’s control.

This press release is provided for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities. The Company undertakes no obligation to update forward-looking statements except as required by law.

Corporate Communications

info@americanfusionenergy.com

americanfusionenergy.com

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